SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2004

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)

2525 Dupont Drive Irvine, California (Address of principal executive offices)		92612 (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1: Allergan, Inc. press release dated April 30, 2004

Item 12.       Results of Operations and Financial Condition

     On April 30, 2004, Allergan, Inc. (“Allergan”) issued a press release announcing its operating results for the first quarter ended March 26, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated into this Item 12 by reference.

     In its press release Allergan included historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission, with respect to the three month period ended March 26, 2004, as well as the corresponding period for 2003. Allergan believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

     In the press release, Allergan reported the non-GAAP financial measures “adjusted earnings” and related “adjusted diluted earnings.” Allergan uses adjusted earnings to enhance the investor’s overall understanding of the financial performance and prospects for the future of Allergan’s core business activities. Specifically, Allergan believes that a report of adjusted earnings provides consistency in its financial reporting and facilitates the comparison of results of core business operations between its current, past and future periods. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods. Allergan also uses adjusted earnings for evaluating management performance for compensation purposes.

     In the press release, Allergan also reported sales performance using the non-GAAP financial measure of constant currency sales. Constant currency sales represent current period reported sales adjusted for the translation effect of changes in average foreign exchange rates between the current period and the corresponding period in the prior year. Allergan calculates the currency effect by comparing adjusted current period reported amounts, calculated using the monthly average foreign exchange rates for the corresponding period in the prior year, to the actual current period reported amounts. Management refers to growth rates at constant currency so that sales results can be viewed without the impact of changing foreign currency exchange rates, thereby facilitating period-to-period comparisons of Allergan’s sales. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates will be higher or lower, respectively, than growth reported at actual exchange rates. Constant currency sales as defined and presented by Allergan may not be comparable to similar measures reported by other companies.

     Allergan is also holding a webcast and investor conference beginning at 8:00 a.m. Pacific Time on Friday, April 30, 2004 to disclose its financial results for the quarter ended March 26, 2004. The webcast can be accessed live through the Allergan website, www.allergan.com. Replays of the webcast will also be available from Friday, April 30, 2004 at 11:00 a.m. Pacific Time until Tuesday, May 4, 2004 at 5:00 p.m. Pacific Time, and can be accessed through www.allergan.com or by calling 1-800-819-5743 for domestic locations, or 1-402-280-1647 for international locations. A passcode will not be required.

     The information in this section shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: April 30, 2004	By:	/s/ Douglas S. Ingram
	Name:	Douglas S. Ingram
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Allergan, Inc. press release dated April 30, 2004